Exhibit 10.57

Execution Copy

DATED January 1, 2011

(1)         QIHOO 360 TECHNOLOGY COMPANY LIMITED

(2)         YOUNG VISION GROUP LIMITED

(3)         GLOBAL VILLAGE ASSOCIATES LIMITED

(4)         SPECIAL MANAGERS

(5)         SPECIAL DIRECTOR

(6)         SEQUOIA CAPITAL CHINA I, L.P.

(7)         SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

(8)         SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

(9)         CDH NET TECHNOLOGY LIMITED

(10)       GMO VENTUREPARTNERS INVESTMENT LIMITED PARTNERSHIP

(11)       IDG TECHNOLOGY VENTURE INVESTMENT III, L.P.

(12)       JOINWAY INVESTMENTS LIMITED

(13)       MATRIX PARTNERS VII, L.P.

(14)       WESTON & CO. VII LLC

(15)       HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

(16)       HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

(17)       HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

(18)       REDPOINT VENTURES III, L.P.

(19)       REDPOINT ASSOCIATES III, LLC

(20)       TRUSTBRIDGE PARTNERS III, L.P.

(21)       ZERO2IPO CHINA FUND II, L.P.

(22)       IDG TECHNOLOGY VENTURE INVESTMENT IV, LP

(23)       CEYUAN VENTURES II, L.P.

(24)       CEYUAN VENTURES ADVISORS FUND II, LLC

(25)       CRP HOLDING LIMITED

ADHERENCE AND AMENDMENT TO

THE SHRE INCENTIVE AGREEMENT

Relating to

QIHOO 360 TECHNOLOGY COMPANY LIMITED

THIS AGREEMENT is made the 1st day of January, 2011

BETWEEN:

(1)         Qihoo 360 Technology Company Limited (formerly known as “Qihoo Technology Company Limited”), an exempted company organized and existing under the laws of the Cayman Islands (the “Company”);

(2)         Young Vision Group Limited, a company organized and existing under the laws of the British Virgin Islands (“Young Vision”);

(3)         the Persons defined as the Special Managers and listed on the signature page hereto (the “Special Managers”);

(4)         Global Village Associates Limited, a company organized and existing under the laws of the British Virgin Islands;

(5)         Zhou Hongyi, a holder of PRC ID card (ID number: 610103197010042512) (the “Special Director”);

(6)         Sequoia Capital China I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Capital”);

(7)         Sequoia Capital China Partners Fund I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Partners”);

(8)         Sequoia Capital China Principals Fund I, L.P., a limited partnership registered under the laws of the Cayman Islands (“Sequoia Principals”, together with Sequoia Capital and Sequoia Partners, “Sequoia”);

(9)         CDH Net Technology Limited, a company incorporated under the laws of the British Virgin Islands (“CDH”);

(10)       GMO Venture Partners Investment Limited Partnership, a limited partnership registered under the laws of Japan (“GMO”);

(11)       IDG Technology Venture Investment III, LP, a limited partnership registered under the laws of the State of Delaware (“IDG”);

(12)       Joinway Investments Limited, an exempted company organized and existing under the laws of the British Virgin Islands (“Joinway”);

(13)       Matrix Partners VII L.P., a limited partnership organized and existing under the laws of Delaware (“Matrix”);

(14)       Weston & Co. VII LLC, a limited liability company organized and existing under the laws of Delaware (“Weston”);

(15)       Highland Capital Partners VI Limited Partnership, a limited partnership (“Highland VI”);

(16)       Highland Capital Partners VI-B Limited Partnership, a limited partnership (“Highland VI-B”);

(17)       Highland Entrepreneurs’ Fund VI Limited Partnership, a limited partnership (“HEF”, together with Highland VI and Highland VI-B, “Highland”);

(18)       Redpoint Ventures III, L.P. (“Redpoint Ventures”);

(19)       Redpoint Associates III, LLC (“Redpoint Associates,” together with Redpoint Ventures, “RedPoint”);

(20)       Trustbridge Partners III, L.P.  (“TBP”); and

(21)       Zero2IPO China Fund II, L.P. (“Zero2IPO”), a limited partnership registered under the laws of the Cayman Islands.

(22)       IDG Technology Venture Investment IV LP, a limited partnership registered under the laws of the State of Delaware (“IDG IV”);

(23)       Ceyuan Ventures II, L.P., an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Ventures”);

(24)       Ceyuan Ventures Advisors Fund II, LLC, an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Advisors”, together with Ceyuan Ventures, “Ceyuan”); and

(25)       CRP Holding Limited (“CRP”).

(each a “Party”, and collectively, the “Parties”).

RECITALS

A.              The Company is a company limited by shares incorporated under the laws of the Cayman Islands under the Companies Law.

B.               Pursuant to that certain Amended and Restated Share Incentive Agreement (the “Existing SIA”) dated January 8, 2010, an equity incentive pool has been designed to award certain employees and consultants of the Group Companies (as defined therein).

C.               The Company, the Existing Series C Investors, IDG IV and certain other parties described therein entered into a Supplemental Subscription, Amendment and Adherence Agreement relating to the Company on January 1, 2011 (the

“Supplemental Series C Subscription Agreement”) pursuant to which the Company agrees to purchase 156,631 Series A Preferred Shares from, and issue and allot 156,631 Series C Preferred Shares to, IDG IV.

D.               It is a requirement under the Supplemental Series C Subscription Agreement that the Parties enter into this Agreement on or prior to Completion thereof in order for IDG IV to take the benefit of certain rights and assume certain obligations under, and to amend, the Existing SIA.

NOW IT IS HEREBY AGREED as follows:

1.     In this Agreement, words and expressions defined in the Existing SIA shall, unless otherwise provided, bear the same meanings when used herein (including the Recitals), and all provisions of the Existing SIA required to give meaning or effect to the provisions of this Agreement shall (to that extent) be deemed to be incorporated herein.

2.     Subject as provided in Section 3, and with effect from Completion (as defined below):

2.1           IDG IV agrees (with effect from Completion) to adhere to and be bound by all provisions of the Existing SIA in so far as they impose obligations on all parties thereto or on holders of Series C Preferred Shares, the Investors, or the Series C Investors thereunder.

2.2           The Parties (other than IDG IV) agree that IDG IV shall be entitled to the benefit of all rights given in the Existing SIA to all parties thereto, or to holders of Series C Preferred Shares, the Investors, or the Series C Investors thereunder.

2.3           With effect from Completion, IDG IV shall be and become a party in the Existing SIA in accordance with the foregoing provisions of this Section 2.

3.     The Parties agree that the SIA shall be amended with effect from Completion as follows:

3.1           by adding the following to the parties at the end of “(30) Zero2IPO China Fund II, L.P. (“Zero2IPO”), a limited partnership registered under the laws of the Cayman Islands.” in the preamble thereto:

“(22)       IDG Technology Venture Investment, a limited partnership registered under the laws of the State of Delaware (“IDG IV”);

(23)         Ceyuan Ventures II, L.P., an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Ventures”);

(24)         Ceyuan Ventures Advisors Fund II, LLC, an exempted limited partnership registered in the Cayman Islands with address at c/o M&C Corporate Services, Ugland House, P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies (“Ceyuan Advisors”, together with Ceyuan Ventures, “Ceyuan”); and

(25)         CRP Holding Limited (“CRP”).”

3.2           by the deletion of the paragraph read as “ The Company, WFOE and the ICP Holder and their respective subsidiaries from time to time shall be collectively referred to as the “Group Companies.” Each of Sequoia, CDH, GMO, IDG, Joinway, Matrix, Weston, Highland, Redpoint, TBP and Zero2IPO shall be referred to as an “Investor” and collectively as the “Investors.” in the preamble thereto and its replacement with the following:

“The Company and any companies whose actual or de facto control is held, directly or indirectly by the Company from time to time by way of equity ownership or contractual arrangements or otherwise shall be collectively referred to as the “Group Companies.” Each of Sequoia, CDH, GMO, IDG, Joinway, Matrix, Weston, Highland, Redpoint, TBP, Zero2IPO, IDG IV and Ceyuan shall be referred to as an “Investor” and collectively as the “Investors “.”

For the purposes of this Agreement, the term “Completion” shall have the meaning ascribed to such term under the Supplemental Series C Subscription Agreement.

4.     This Agreement shall be supplemental to the Existing SIA, and the Existing SIA, as amended hereby, shall remain in full force and effect.

5.     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America, Without regard to the principles of conflicts of law thereof.

6.     Arbitration

(a)           Except as otherwise provided in this agreement, any dispute or claim arising out of or in connection with or relating to this agreement, or the breach, termination or invalidity hereof, shall be finally settled by arbitration at the Hong Kong International Arbitration Centre (the “HKIAC”) under the rules of the HKIAC (the “Rules”) as are in force at the date of the notice of arbitration commencing any such arbitration, but subject to the amendments made to the Rules by the rest of this section 6.  For the purpose of such arbitration, there shall be a board of arbitration (the “Board of Arbitration”) consisting of three arbitrators, the Company shall select one (1) member and the other Parties shall collectively select one (1) member and the third member shall be selected by mutual agreement of the other members, or if the other members fail to reach agreement on a third member within twenty (20) days after their selection, such third member shall thereafter be selected by the HKIAC upon application made to it by either side of the arbitration for such purpose.  The place of arbitration shall be in Hong Kong.  All arbitration proceedings shall be conducted in the English language.  The arbitrators shall decide any such dispute or claim strictly in accordance with the governing law specified in Section 5.  Judgment upon any arbitral award rendered hereunder may be entered in any court, and/or application may be made to any such court for a judicial acceptance of the award and/or an order of enforcement, as the case may be.

(b)           Each party shall cooperate in good faith to expedite (to the maximum extent practicable) the conduct of any arbitral proceedings commenced under this agreement.

(c)           Unless the Board of Arbitration shall determine or rule otherwise, the costs and expenses of the arbitration, including the fees of the arbitration, including the fees of the Board of Arbitration, shall be borne (i) by the losing party in the event an award is made in favor of a party to the arbitration or (ii) equally by each party to the dispute or claim in the event no award is made in favor of any party to the arbitration or awards of equal value for different claims are made in favor of different parties to the arbitration. Each party shall pay its own fees, disbursements and other charges of its counsel.

(d)           Any award made by the Board of Arbitration shall be final and binding on each of the parties that were parties to the dispute.  The parties expressly agree to waive the applicability of any laws and regulations that would otherwise give the right to appeal the decisions of the Board of Arbitration so that there shall be no appeal to any court of law from the award of the Board of Arbitration, and a party shall not challenge or resist the enforcement action taken by any other party in whose favor an award of the Board of Arbitration was given.

(e)           This Agreement and the rights and obligations of the parties shall remain in full force and effect pending the award in any arbitration proceeding hereunder.

7.     Unless the context otherwise requires, references to sections, subsections or schedules refer to sections, subsections or schedules of this Agreement.

8.     This Agreement may be executed in any number of documents or counterparts each in the like form, all of which taken together shall constitute one and the same document and any party may execute this Agreement by signing any one or more of such documents or counterparts.

IN WITNESS WHEREOF this Agreement has been executed by the parties or their duly authorised representatives on the day and year first above written.

EXECUTION PAGE

QIHOO 360 TECHNOLOGY COMPANY LIMITED

By:	/s/ Xiangdong Qi
Name: Xiangdong QI
Title:

YOUNG VISION GROUP LIMITED

By:	/s/ Xiangdong Qi

Name:
Title:

GLOBAL VILLAGE ASSOCIATES LIMITED

By:	/s/ Hongyi Zhou

Name:
Title:

SPECIAL MANAGERS

By:	/s/ Hongyi Zhou

HONGYI ZHOU

By:	/s/ Xiangdong Qi

XIANGDONG QI

By:	/s/ Xiaohong Shi

XIAOHONG SHI

By:	/s/ Shu Cao

SHU CAO

SPECIAL DIRECTOR

By:	/s/ Hongyi Zhou

HONGYI ZHOU

INVESTORS

SEQUOIA CAPITAL CHINA I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

	Name:	Neil Shen
	Title:	Director

SEQUOIA CAPITAL CHINA PARTNERS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

	Name:	Neil Shen
	Title:	Director

SEQUOIA CAPITAL CHINA PRINCIPALS FUND I, L.P.

By:	Sequoia Capital China Management I, L.P., a Cayman Islands Exempted Limited Partnership, its General Partner

By:	SC China Holding Limited, a Cayman Islands Limited Liability Company, its General Partner

By:	/s/ Neil Shen

	Name:	Neil Shen
	Title:	Director

CDH NET TECHNOLOGY LIMITED

By:	/s/ Gongquan Wang

Name: Gongquan Wang
Title: Director

GMO VENTUREPARTNERS INVESTMENT LIMITED PARTNERSHIP

By:	/s/ Ryu Muramatsu

	Name:	Ryu Muramatsu

	Title:	General Partner

IDG TECHNOLOGY VENTURE INVESTMENT III, L.P.

By:	IDG Technology Venture Investment III, LLC, its General Partner

By:	/s/ Simon Ho

Name:
Title:

IDG TECHNOLOGY VENTURE INVESTMENT IV, L.P.

By:	IDG Technology Venture Investment IV, LLC, its General Partner

By:	/s/ Simon Ho

Name:
Title:

MATRIX PARTNERS VII, L.P.

By:	Matrix VII Management Co. L.L.C.

By:	/s/ Tim Barrows

Name:
Title:

WESTON & CO. VII LLC

By:	Matrix Partners Management Services, L.P., Sole Manager

By:	Matrix Partners Management Services GP, LLC, its General Partner

By:	/s/ Tim Barrows

Name:
Title:

HIGHLAND CAPITAL PARTNERS VI LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership, its General Partner

By:	Highland Management Partner VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
	Title:	Authorized Officer

HIGHLAND CAPITAL PARTNERS VI-B LIMITED PARTNERSHIP

By:	Highland Management Partners VI Limited Partnership, its General Partner

By:	Highland Managements Partner VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
	Title:	Authorized Officer

HIGHLAND ENTREPRENEURS’ FUND VI LIMITED PARTNERSHIP

By:	HEF VI Limited Partnership, its General Partner

By:	Highland Management Partner VI, Inc., its General Partner

By:	/s/ Kathleen Barry

Name:
	Title:	Authorized Officer

JOINWAY INVESTMENTS LIMITED

By:	/s/ Hu Huan

Name:
Title:

REDPOINT VENTURES III, L.P.

By:	Redpoint Ventures III, LLC, its General Partner

By:	/s/ John Walecka

	Name:	John Walecka
	Title:	Managing Director

REDPOINT ASSOCIATES III, LLC, as nominee:

By:	/s/ John Walecka

	Name:	John Walecka
	Title:	Managing Director

TRUSTBRIDGE PARTNERS III, L.P.

By:	TB PARTNERS GP3, L.P., its general partner

By:	TB PARTNERS GP LIMITED, its general partner

By:	/s/ Shujun Li

	Name:	Shujun Li

	Title:	Director

ZERO2IPO CHINA FUND II, L.P.

By:

By:	/s/ Danny Chung

	Name:	Mr. Danny Chung
	Title:	Managing Director

CEYUAN VENTURES II, L.P.

By:	Ceyuan Ventures Management II, LLC, Its General Partner

By:	/s/ Yuan Ye

Executive Managing Director

CEYUAN VENTURES ADVISORS FUND II, LLC

By:	/s/ Yuan Ye

Name:

Title:

CRP HOLDING LIMITED

By:	/s/ Fan Bao

	Name:	Fan Bao

	Title:	CEO